UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 13, 2008

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29230	51-0350842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

622 Broadway, New York, New York	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(646) 536-2842

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On March 13, 2008, Strauss Zelnick, Executive Chairman of Take-Two Interactive Software, Inc. (the “Company”), and Ben Feder, Chief Executive Officer of the Company, distributed an email to the employees of the Company regarding the commencement of a tender offer by Electronic Arts Inc.

A copy of the email sent to Company employees is furnished with this Form 8-K and attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.  Other Events

On March 13, 2008, the Company issued a press release in response to the commencement of a tender offer by Electronic Arts Inc.

A copy of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

99.1	Email from the Executive Chairman and Chief Executive Officer to Take-Two Interactive Software, Inc. Employees dated March 13, 2008.

99.2	Press Release entitled “Take-Two Interactive Software Advises Stockholders to Take No Action in Response to Electronic Arts Offer” issued March 13, 2008 by Take-Two Interactive Software, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC. (Registrant)

Date: March 13, 2008	By:	/s/ Daniel P. Emerson
Daniel P. Emerson
Title: Vice President, Associate General Counsel and Secretary

EXHIBIT INDEX

Exhibit

99.1	Email from the Executive Chairman and Chief Executive Officer to Take-Two Interactive Software, Inc. Employees dated March 13, 2008.

99.2	Press Release entitled “Take-Two Interactive Software Advises Stockholders to Take No Action in Response to Electronic Arts Offer” issued March 13, 2008 by Take-Two Interactive Software, Inc.